UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 13, 2008
CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 –Regulation FD
Item 7.01 – Regulation FD Disclosure.
     As previously disclosed, on March 5, 2008, the Company announced that it had commenced discussions with the lenders under its existing credit agreement to enter into an amendment to permit consummation of a merger with an investment group led by Lewis W. Dickey, Jr., the Company’s Chairman, President and Chief Executive Officer, and an affiliate of Merrill Lynch Global Private Equity.
     On March 13, 2008, the Company received consents from members of the lending group holding in excess of 50% of the debt required to enter into such an amendment.
     Consummation of the merger remains subject to various conditions, including approval of the merger by the stockholders of the Company, FCC approval and other customary closing conditions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ Marty Gausvik
	Name:	Marty Gausvik
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 13, 2008